EXHIBIT T3E.9
Court File No. 04-CL-5306
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN OF
COMPROMISE OR ARRANGEMENT WITH RESPECT TO
STELCO INC. AND THE OTHER APPLICANTS LISTED
IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
Applicants
MOTION RECORD
(motion for an order in respect of the New Secured FRNs,
returnable March 28, 2006)
McCarthy Tétrault LLP
Box 48, Suite 4700
Toronto Dominion Bank Tower
Toronto, ON M5K 1E6
Michael E. Barrack
Tel. 416 601-7894
Fax 416 868-0673
Law Society No. 21941W
James D. Gage
Tel. 416 601-7539
Fax 416 868-0673
Law Society No. 34676I
Geoff R. Hall
Tel. 416 601-7856
Fax 416 868-0673
Law Society No. 34701O
Solicitors for the Applicants

INDEX

Court File No. 04-CL-5306
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN
OF COMPROMISE OR ARRANGEMENT WITH RESPECT TO
STELCO INC. AND THE OTHER APPLICANTS
LISTED ON SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
MOTION RECORD
Index
1.	Notice of Motion

2.	Affidavit of Andrew Parker, sworn March 27, 2006

3.	Draft Order

TAB l

Court File No. 04-CL-5306
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN OF
COMPROMISE OR ARRANGEMENT WITH RESPECT TO
STELCO INC. AND THE OTHER APPLICANTS LISTED
IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
NOTICE OF MOTION
(motion for an order in respect of the New Secured FRNs,
returnable March 28, 2006)
     THE APPLICANTS will make a Motion to a Judge presiding over the Commercial List on Tuesday, March 28, 2006 at 10:00 a.m., or as soon after that time as the motion can be heard, at 361 University Avenue, Toronto.
     PROPOSED METHOD OF HEARING: The motion is to be heard orally.
     THE MOTION IS FOR:
1. an Order that, that the terms and conditions of the issuance and exchange of the New Secured FRNs (for greater certainty, with the amendments to the terms thereof contemplated by the Second Amending Letter and including all guarantees of Stelco’s and any other obligor’s payment and/or performance given to the holders of the New Secured FRNs or the trustee(s) therefor in connection therewith), the New Common Shares, the New Warrants and cash to and with the Affected Creditors in exchange for, and in full and final satisfaction of, the Claims held by the Affected Creditors pursuant to or in connection with the CCAA Plan are approved and are determined to be substantively and procedurally “fair” to the Affected Creditors.
     THE GROUNDS FOR THE MOTION ARE:
1. On January 29, 2004, the Applicants applied for and were granted protection from their creditors under the CCAA, pursuant to the Initial Order.
2. By order of this court dated January 20, 2006, the Applicants’ Third Amended and Restated Plan of Arrangement and Reorganization dated December 9, 2005 (the “CCAA Plan”) was sanctioned and approved. By order of this court dated February 14, 2006, a plan of arrangement under the CBCA (the “CBCA Plan”) was sanctioned and approved.
3. The CCAA Plan contemplates the issuance of New Secured FRNs, New Common Shares, New Warrants and cash to the Affected Creditors in exchange for their Affected Claims.
4. Section 5.03(l)(n) of the CCAA Plan provides that implementation of the CCAA Plan is conditional on the New Secured FRNs being freely transferable in the United States, subject to certain exceptions.
5. Stelco intends to rely on paragraph 6 of the Sanction Order, and the Order obtained on March 9, 2006 as constituting a part of the basis, under Section 3(a)(10) of the United States Securities Act of 1933, for claiming an exemption from the registration requirements of the United States Securities Act of 1933 (the “Section 3(a)(10) Exemption”) with respect to the issuance of the New Secured FRNs of Stelco to residents of the United States in connection with the CCAA Plan.
6. Section 3(a)(10) of the U.S. Securities Act of 1933 reads as follows:

“Except with respect to a security exchanged in a case under title 11 of the United States Code, any security which is issued in exchange for one or more bona fide outstanding securities, claims or property interests, or partly in such exchange and partly for cash, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court, or by any official or agency of the United States, or by any State or Territorial banking or insurance commission or other governmental authority expressly authorized by law to grant such approval.”
7. As a result of negotiations among key stakeholders with respect to the terms of the New ABL Facility, the New Secured FRNs, the New Secured Revolving Term Loan and the Intercreditor Agreement, the Applicants have amended certain terms of the New Secured FRNs pursuant to the Second Amending Letter with the consent or support of those stakeholders, all in accordance with the terms of the CCAA Plan.
8. US. securities law counsel to the Applicants have advised that in order to rely on the Section 3(a)(10) Exemption in respect of the issuance and exchange of the New Secured FRNs as amended by the Second Amending Letter, the Applicants need to obtain an order of the Court similar in nature to the March 9 Order and paragraph 6 of the Sanction Order.
9. The Sanction Order, including paragraph 37 of the Sanction Order which allows the Applicants at any time prior to the Plan Implementation Date to apply to this Court for such other relief as they may consider necessary or desirable in connection with the Non-Core-Asset Sales, the Plan, any of the transactions contemplated by the Plan or any condition to implementation of the Plan.
10. Such further and other ground as counsel may advise and this Honorable Court deem just.

     THE FOLLOWING DOCUMENTARY EVIDENCE will be used at the hearing of the motion:
1.	the Affidavit of Andrew Parker, sworn March 27, 2006;

2.	the Sanction Order of the Honourable Mr. Justice Farley dated January 20, 2006; and

3.	such further and other materials as counsel may advise and this Honourable Court may permit.

March 24, 2006	McCarthy Tétrault LLP
Suite 4700
Toronto Dominion Bank Tower
Toronto ON M5K 1E6

Michael Barrack LSUC#: 21941W
Tel: (416) 601-7894
Fax: (416) 868-0673

James D. Gage LSUC#: 34676I
Tel: (416) 601-7539
Fax: (416) 868-0673

Geoff R. Hall LSUC#: 34701O
Tel: (416) 601-7856
Fax: (416) 868-0673

Solicitors for the Applicants
TO: THE SERVICE LIST

Court File No. 04-CL-5306
IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PLAN OF COMPROMISE AND ARRANGEMENT OF STELCO INC., AND OTHER APPLICANTS LISTED IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED

ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
Proceeding commenced at TORONTO
NOTICE OF MOTION
(motion for an order in respect the New Secured
FRNs, returnable March 28, 2006)
McCarthy Tétrault LLP
Box 48, Suite 4700
Toronto Dominion Bank Tower
Toronto, ON M5K 1E6
Michael E. Barrack LSUC#: 21941W
Tel: (416) 601-7894
Fax: (416) 868-0673
James D. Gage LSUC#: 34676I
Tel: (416) 601-7539
Fax: (416) 868-0673
Geoff R. Hall LSUC#: 34701O
Tel: (416) 601-7856
Fax: (416) 868-0673
Solicitors for the Applicants
#4078866

TAB 2

Court File No. 04-CL-5306
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN OF
COMPROMISE OR ARRANGEMENT WITH RESPECT TO
STELCO INC. AND THE OTHER APPLICANTS LISTED
IN SCHEDULE“A”
     APPLICATION UNDER THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AFFIDAVIT OF ANDREW PARKER
(sworn March 27, 2006 in support of a motion for an order in respect of the New
Secured FRNs, returnable March 28, 2006)
     I, Andrew Parker, of the City of Toronto in the Province of Ontario, MAKE OATH AND SAY:
Introduction
1. I am a partner with McCarthy Tétrault LLP, counsel for Stelco Inc. (“Stelco”) and the other Applicants. As such, I have knowledge of the matters to which I hereinafter depose, except where I expressly indicate that I have obtained information from others, in which case I believe such information to be true.
2. This affidavit is filed in support of a motion by Stelco for an order in respect of certain amendments to the terms of the New Secured FRNs contemplated by the letter dated March 24, 2006 (the “Second Amending Letter”) that amends the Applicants’ Third Amended and Restated Plan of Arrangement and Reorganization dated December 9, 2005, as previously amended by the letter dated March 23, 2006 (the “CCAA Plan”). Attached as Exhibit “A” is a true copy of the Second Amending Letter.
3. Capitalized terms used in this affidavit and not otherwise defined have the meanings ascribed to them in the CCAA Plan, as amended.
Background in Support of the Motion
4. By order dated January 20, 2006 (the “Sanction Order”), the CCAA Plan was sanctioned and approved.
5. The CCAA Plan contemplates the issuance of New Secured FRNs, New Common Shares, New Warrants and cash to the Affected Creditors in exchange for their Affected Claims.
6. Section 5.03(l)(n) of the CCAA Plan provides that implementation of the CCAA Plan is conditional on the New Secured FRNs being freely transferable in the United States, subject to certain exceptions. In that regard and as described in my earlier affidavit sworn March 7, 2006 (the “First Parker Affidavit”) in connection with the March 9 Order (defined below), Stelco intends to rely on the Sanction Order and the March 9 Order as constituting a part of the basis, under Section 3(a)(10) (the “Section 3(a)(10) Exemption”) of the United States Securities Act of 1933, as amended (the “US Securities Act”), for claiming an exemption from the registration requirements of the US Securities Act with respect to the issuance of the New Secured FRNs to residents of the United States in connection with the CCAA Plan.
7. The Section 3(a)(10) Exemption provides as follows, in providing an exemption for the securities described therein:

“Except with respect to a security exchanged in a case under title 11 of the United States Code, any security which is issued in exchange for one or more bona fide outstanding securities, claims or property interests, or partly in such exchange and partly for cash, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court, or by any official or agency of the United States, or by any State or Territorial banking or insurance commission or other governmental authority expressly authorized by law to grant such approval.”
8. Paragraph 6 of the Sanction Order provides:
“6. THIS COURT ORDERS AND DECLARES that, prior to the Court’s sanctioning of the Plan and approving the transactions contemplated therein, the Court conducted a hearing and made findings of fact and conclusions of law that the terms and conditions of the issuance and exchange of the New Secured FRNs, the New Common Shares, the New Warrants and cash to and with the Affected Creditors in exchange for, and in full and final satisfaction of, the Claims held by the Affected Creditors were approved and were determined to be substantively and procedurally “fair” to the Affected Creditors and all other Persons (the “Fairness Hearing”) and, in connection therewith, as part of the Fairness Hearing the Court made the following additional findings of fact and/or conclusions of law: (a) that prior to the Fairness Hearing, Stelco advised the Court that it would be relying on the Section 3(a)(10) exemption under the U.S. Securities Act of 1933, as amended, in order to issue, without registration, the New Secured FRNs, the New Common Shares and the New Warrants to the Affected Creditors; (b) that the Court was, and is, authorized under the CCAA to conduct the Fairness Hearing and to approve the fairness of the terms and conditions of such issuance and exchange; and (c) that the Fairness Hearing was open to all of the Affected Creditors and all other Persons and, prior to the Fairness Hearing, all of the Affected Creditors and all other Persons were given adequate notice thereof and that there were no impediments to the Affected Creditors and all other Persons appearing and being heard at said hearing.”
9. As described in the First Parker Affidavit, it is contemplated that certain guarantees will be issued to the holders of the New Secured FRNs and/or the trustees in respect thereof (the “Guarantees”) in connection with the corporate reorganization of Stelco that is to occur pursuant to a plan of arrangement involving Stelco under Canada Business Corporations Act approved by the Court on February 14, 2006.

10. Based on advice from U.S. securities law counsel to the Applicants that the Guarantees constituted securities for the purposes of the US Securities Act and that registration of them or an exemption would be necessary for them to be issued, the Applicants sought and obtained an order of the Court dated March 9, 2006 (the “March 9 Order”) to enable Stelco to rely on the Section 3(a)(10) Exemption in respect of the Guarantees.
11. Specifically, the March 9 Order ordered and declared that, on being satisfied that:
(a)	the hearing of the motion was open to all of the Affected Creditors and all other Persons;

(b)	prior to the hearing, all of the Affected Creditors and all other Persons were given adequate notice thereof;

(c)	the Court was authorized under the CCAA to conduct the hearing and to approve the fairness of the terms of the issuance and exchange of the securities and cash for the Claims of Affected Creditors; and

(d)	there were no impediments to the Affected Creditors and all other Persons appearing and being heard at the hearing, the terms and conditions of the issuance and exchange of the New Secured FRNs (including all guarantees of Stelco’s and any other obligor’s payment and/or performance given to the New Secured FRNs or the trustee(s) therefor in connection therewith), the New Common Shares, the New Warrants and cash to and with the Affected Creditors in exchange for, and in full and final satisfaction of, the Claims held by the Affected Creditors pursuant to or in connection with the CCAA Plan were approved and determined to be substantially and procedurally “fair” to the Affected Creditors. The March 9 Order notes that the Court was advised by Stelco that it would be relying on the Section 3(a)(10) Exemption in order to issue the Guarantees.
12. As a result of negotiations among key stakeholders with respect to the terms of the New ABL Facility, the New Secured FRNs, the New Secured Revolving Term Loan and the Intercreditor Agreement, the Applicants have amended certain terms of the New Secured

FRNs pursuant to the Second Amending Letter with the consent or support of those stakeholders, all in accordance with the terms of the CCAA Plan.
13. I am advised by U.S. securities law counsel to the Applicants that, in order for the Applicants to rely on the Section 3(a)(10) Exemption in respect of the issuance and exchange of the New Secured FRNs as amended by the Second Amending Letter, the Applicants need to obtain an order of the Court similar in nature to the March 9 Order and paragraph 6 of the Sanction Order. For this reason, Stelco is now seeking such an order.
14. If such an order is granted, Stelco intends to rely on the order as constituting a part of the basis for claiming the exemption from the registration requirements of the US Securities Act by way of the Section 3(a)(10) Exemption with respect to the issuance of the New Secured FRNs, as amended by the Second Amending Letter (in addition to the issuance of the New Common Shares, the New Warrants and the Guarantees to Affected Creditors).

SWORN BEFORE ME at
the City of Toronto,
on March 27, 2006

/s/ Tony Kurian	/s/ Andrew Parker

Commissioner for taking affidavits	ANDREW PARKER

TAB 2A

This is Exhibit “A” referred to in the
affidavit of Andrew Parker sworn before me,
this 27th day of March 2006.
/s/ illegible

A COMMISSIONER FOR TAKING AFFIDAVITS
Stelco Inc.
SECOND AMENDING LETTER
March 24, 2006

Ernst & Young Inc.	Tricap Management Limited
P.O. Box 251	BCE Place
Ernst & Young Tower	181 Bay Street
222 Bay Street, 21st Floor	Suite 300, P.O. Box 771
Toronto-Dominion Centre	Toronto, ON M5E 1S9
Toronto, ON
M5K 1J7	Attention: Edwin B. Nordholm
Fax No.: (416) 365-9642
Attention: Alex Morrison
Fax No.: (416) 943-3300

Sunrise Partners Limited Partnership	Appaloosa Management L.P.
Two American Lane	26 Main Street, 1st Floor
Greenwich, Connecticut	Chatham, New Jersey
06836-2571	07928

Attention: Michael Berner	Attention: Michael Lukacs
Fax No.: (203) 862-6924	Fax No.: (973) 701-7055
Dear Sirs:
Re:	Third Amended and Restated Plan of Arrangement and Reorganization Pursuant to the Companies’ Creditors Arrangement Act (Canada) and the Canada Business Corporations Act dated December 9, 2005, as amended by the letter dated March 23, 2006 (the “CCAA Plan”)
We refer to the CCAA Plan. Capitalized terms used but not defined in this Second Amending Letter shall have the meaning ascribed to them in the CCAA Plan.
Effective as of the date hereof, and pursuant to, and in accordance with, the provisions of Section 7.01(1) of the CCAA Plan, the CCAA Plan shall be amended as follows:
1.	The definition of New Inter-creditor Agreement in Section 1.02 of the CCAA Plan is deleted in its entirely and replaced with the following:

“New Inter-creditor Agreement” means an inter-creditor agreement between, among others, the lenders under the New ABL Facility, the Financing Provider, the New Trustees and Stelco setting out among other things the relative rights and priorities of the obligations and security under the New ABL Facility, the New Secured Revolving Term Loan and the New Secured FRNs and an inter-creditor agreement from the Province to the

 2
lenders under the New ABL Facility, the Financing Provider and the New Trustees setting out the rights and priorities of the obligations of the Province under the New Province Note.

2.	The definition of New Province Note in Section 1.02 of the CCAA Plan is deleted in its entirety and replaced with the following:

“New Province Note” means the Province note loan agreement between the Province and Stelco in respect of the $150 million to be advanced by the Province to Stelco on the Plan Implementation Date, including terms substantially similar to those set out in Schedule C.

3.	The “Interest Rate” and “Optional Redemption/Call Protection” provisions in Schedule “B” of the CCAA Plan are deleted in their entirety and replaced with the following:

Interest Rate:	(a) for years 1 and 2, LIBOR + 550 bps in cash or LIBOR + 850 bps in New Secured FRNs, at Stelco’s option;

(b) after year 2 and until the fifth anniversary of the Plan Implementation Date, LIBOR + 550 bps in cash or LIBOR + 850 bps in New Secured FRNs at Stelco’s option, provided that: (i) if at the beginning of any semi-annual interest period, as more particularly described below, the aggregate of (A) the commitment under the New Secured Revolving Term Loan and (B) the charge on fixed assets in favour of the lenders under the New ABL Facility ranking in priority to the charge on the fixed assets granted in respect of the New Secured FRNs, is less than or equal to $500M, the applicable interest rate will be decreased by 50 bps in either case for that semi-annual interest period, and (ii) if at the beginning of any semi-annual interest period, as more particularly described below, the aggregate of (A) the commitment under the New Secured Revolving Term Loan and (B) the charge on fixed assets in favour of the lenders under the New ABL Facility ranking in priority to the charge on the fixed assets granted in respect of the New Secured FRNs, is greater than S500M, the applicable interest rate will remain at LIBOR+550 bps in cash or LIBOR + 850 bps in New Secured FRNs or, following any decrease as provided in (b)(i) above, be increased by 50 bps in either case for that semi-annual interest period; and

(c) after the fifth anniversary of the Plan Implementation Date, LIBOR + 550 bps in cash or LIBOR + 850 bps accrued, at Stelco’s option, provided that: (i) if at the beginning of any semi-annual interest period, as more particularly described below, the aggregate of (A) the commitment under the New Secured Revolving Term Loan and (B) the charge on fixed assets in favour of the lenders under the New ABL Facility ranking in priority to the charge on the fixed assets granted in respect of the New Secured FRNs, is less than or equal to S500M, the applicable interest rate will be decreased by 50 bps in either case for that semi-annual interest period, and (ii) if at the beginning of any semi-annual interest period, as more particularly described below, the aggregate of (A) the commitment under the New Secured Revolving Term Loan and (B) the charge on fixed assets in favour of the lenders under the New ABL Facility ranking in priority to the charge on the fixed assets granted in respect of the New Secured FRNs, is greater than $500M, the applicable interest rate will remain at LIBOR + 550 bps in cash or LIBOR + 850 bps accrued or, following any decrease as provided in (c)(i) above, be increased by 50 bps in either case for that semi-annual interest period.

The aggregate of (i) the commitment under the New Secured Revolving Term Loan and (ii) the charge on fixed assets in favour of the lenders under the New ABL Facility ranking in priority to the charge on the fixed assets granted in respect of the New Secured FRNs, will be measured 2 days prior to the day on which interest

3

under the New Secured FRNs is payable in any semi-annual interest period to determine the applicable interest rate in (b) and (c) above. Any change in the interest rate will apply prospectively to the next semi-annual interest period.

Optional Redemption /Call Protection:	Callable at 110% in years 1 and 2, 105% in year 3, 102.5% in year 4 and at par thereafter, in each case payable in cash
The foregoing amendments are not materially prejudicial to the interests of the Affected Creditors under the CCAA Plan.
All other terms and provisions contained in the CCAA Plan shall remain in full force and effect and unchanged.
This Second Amending Letter may be executed by the parties in counterparts and may be executed and delivered by facsimile and all the counterparts and facsimiles shall together constitute one and the same instrument.
This Second Amending Letter shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
Please confirm your agreement with the foregoing by executing this Second Amending Letter in the space provided below.
- signature page follows -

Yours truly,

STELCO INC.		STELPIPE LTD.

By:		By:

	Name:	Name:
	Title:	Title:

STELWIRE LTD.		CHT STEEL COMPANY INC.

By:		By:

	Name:	Name:
	Title:	Title:

WELLAND PIPE LTD.

By:

Name:
Title:

c:	ThorntonGroutFinnigan LLP	McMillan Binch Mendelsohn LLP
	Canadian Pacific Tower	BCE Place, Suite 4400
	32nd Floor 100 Wellington Street West	Bay Wellington Tower
	Toronto, ON M5K 1K7	181 Bay Street
Toronto, ON M5J 2T3
Attention: Robert I. Thornton
	Fax No.: (416) 304-1313	Attention: Andrew J.F. Kent and Wael Rostom
Fax No.: (416) 865-7048

Osier, Hoskin & Harcourt LLP
Box 501 First Canadian Place
Toronto, ON
M5X 1B8

Attention:	Edward A. Sellers and
Marc S. Wasserman
Fax No.:	(416) 862-6666

Yours truly,

STELCO INC.		STELPIPE LTD.

By:		By:

	Name:	Name:
	Title:	Title:

STELWIRE LTD.		CHT STEEL COMPANY INC.

By:		By:

	Name: Denis Fraser	Name:
	Title: President	Title:

WELLAND PIPE LTD.

By:

Name:
Title:

c:	ThorntonGroutFinnigan LLP	McMillan Binch Mendelsohn LLP
	Canadian Pacific Tower	BCE Place, Suite 4400
	32nd Floor 100 Wellington Street West	Bay Wellington Tower
	Toronto, ON M5K 1K7	181 Bay Street
Toronto, ON M5J 2T3
Attention: Robert I. Thornton
	Fax No.: (416) 304-1313	Attention: Andrew J.F. Kent and Wael Rostom
Fax No.: (416) 865-7048

Osier, Hoskin & Harcourt LLP
Box 501 First Canadian Place
Toronto, ON
M5X 1B8

Attention:	Edward A. Sellers and
Marc S. Wasserman
Fax No.:	(416) 862-6666

Accepted and agreed to as of this        day of March, 2006

ERNST & YOUNG INC., in its capacity as court appointed Monitor of the Applicants		TRICAP MANAGEMENT LIMITED

By:		By:

	Name: Alexander Morrison		Name:
	Title: Senior Vice President		Title:

SUNRISE PARTNERS LIMITED PARTNERSHIP		APPALOOSA MANAGEMENT L.P., by its general partner APPALOOSA PARTNERS INC., on behalf of certain funds for which Appaloosa Management L.P. acts as investment adviser

By:		By:

	Name:		Name:
	Title:		Title:

Accepted and agreed to as of this        day of March, 2006

ERNST & YOUNG INC., in its capacity as court appointed Monitor of the Applicants		TRICAP MANAGEMENT LIMITED

By:		By:

	Name:		Name:
	Title:		Title:

SUNRISE PARTNERS LIMITED PARTNERSHIP		APPALOOSA MANAGEMENT L.P., by its general partner APPALOOSA PARTNERS INC., on behalf of certain funds for which Appaloosa Management L.P. acts as investment adviser

By:		By:

	Name:		Name:
	Title:		Title:

Accepted and agreed to as of this        day of March, 2006

ERNST & YOUNG INC., in its capacity as court appointed Monitor of the Applicants		TRICAP MANAGEMENT LIMITED

By:		By:

	Name:		Name:
	Title:		Title:

SUNRISE PARTNERS LIMITED PARTNERSHIP		APPALOOSA MANAGEMENT L.P., by its general partner APPALOOSA PARTNERS INC., on behalf of certain funds for which Appaloosa Management L.P. acts as investment adviser

By:		By:

	Name: Michael J. Berner		Name:
	Title: Vice President		Title:

Accepted and agreed to as of this        day of March, 2006

ERNST & YOUNG INC., in its capacity as court appointed Monitor of the Applicants		TRICAP MANAGEMENT LIMITED

By:		By:

	Name:		Name:
	Title:		Title:

SUNRISE PARTNERS LIMITED PARTNERSHIP		APPALOOSA MANAGEMENT L.P., by its general partner APPALOOSA PARTNERS INC., on behalf of certain funds for which Appaloosa Management L.P. acts as investment adviser

By:		By:

	Name:		Name:
	Title:		Title:

Court File No. 04-CL-5306
IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PLAN OF COMPROMISE AND ARRANGEMENT OF STELCO INC., AND OTHER APPLICANTS LISTED IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED

ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
Proceeding commenced at TORONTO
AFFIDAVIT OF ANDREW PARKER
(sworn March 27, 2006 in support of a motion for an order
in respect of the New Secured FRNs, returnable March 28,
2006)
McCarthy Tétrault LLP
Box 48, Suite 4700
Toronto Dominion Bank Tower
Toronto, ON M5K 1E6
Michael E. Barrack LSUC#: 21941W
Tel: (416) 601-7894
Fax: (416) 868-0673
James D. Gage LSUC#: 34676I
Tel: (416) 01-7539
Fax: (416) 868-0673
Geoff R. Hall LSUC#: 34701O
Tel: (416) 601-7856
Fax: (416) 868-0673
Solicitors for the Applicants
#8699127v.1

TAB 3

Court File No. 04-CL-5306
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST

THE HONOURABLE	)	TUESDAY, THE 28th
)
)
MR. JUSTICE FARLEY	)	DAY OF MARCH, 2006
)
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN OF
COMPROMISE OR ARRANGEMENT WITH RESPECT TO
STELCO INC. AND THE OTHER APPLICANTS LISTED
IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
ORDER
(motion for an order in respect of the New Secured FRNs,
returnable March 28, 2006)
     THIS MOTION, made by the Applicants for an order in respect of the Third Amended and Restated Plan of Arrangement and Reorganization of the Applicants dated December 9, 2005 pursuant to the Companies’ Creditors Arrangement Act (as amended by the letter dated March 23, 2006 and the letter dated March 24, 2006 (the “Second Amending Letter”) as may be further amended from time to time in accordance with the terms of the plan, the “CCAA Plan”), was heard this day, at 361 University Avenue, Toronto, Ontario.
     ON READING the Notice of Motion, the Affidavit of Andrew Parker sworn March 27, 2006 and the Fifty-Sixth Report of the Monitor dated March •, 2006; on being advised by Stelco that it would be relying on the Section 3(a)(10) exemption under the U.S. Securities Act of 1933, as amended, in order to issue to the Affected Creditors, without registration, the New Secured FRNs (for greater certainty, with the amendments to the terms thereof contemplated by the Second Amending Letter, and in addition, the New Common Shares, the New Warrants, the guarantees in respect of the New Secured FRNs and cash to be issued and delivered to Affected Creditors); on being satisfied that the hearing of this motion was open to all of the Affected Creditors and all other Persons and, prior to the hearing, all of the Affected Creditors and all other Persons were given adequate notice thereof, that the Court is authorized under the CCAA to conduct this hearing and to approve the fairness of the terms of the issuance and exchange described below, and that there were no impediments to the Affected Creditors and all other Persons appearing and being heard at the hearing; and on hearing the submissions of counsel for the Applicants, the Monitor and such other counsel as were present:
1. THIS COURT ORDERS that the time for service of the Notice of Motion and the Motion Record herein is abridged so that the motion is properly returnable today, and that any requirement for service of the Notice of Motion and of the Motion Record upon any party not already served is dispensed with and service of the Notice of Motion and Motion Record is hereby validated in all respects.
2. THIS COURT ORDERS that all capitalized terms not otherwise defined in this Order will have the meanings ascribed to them in the CCAA Plan.

3. THIS COURT ORDERS AND DECLARES, after conducting a hearing with regard to the following, that the terms and conditions of the issuance and exchange of the New Secured FRNs (for greater certainty, with the amendments to the terms thereof contemplated by the Second Amending Letter and including all guarantees of Stelco’s and any other obligor’s payment and/or performance given to the holders of the New Secured FRNs or the trustee(s) therefor in connection therewith), the New Common Shares, the New Warrants and cash to and with the Affected Creditors in exchange for, and in full and final satisfaction of, the Claims held by the Affected Creditors pursuant to or in connection with the CCAA Plan are approved and are determined to be substantively and procedurally “fair” to the Affected Creditors.

SCHEDULE “A”
Applicants
CHT Steel Company Inc.
Stelco Inc.
Stelpipe Ltd.
Stelwire Ltd.
Welland Pipe Ltd.

Court File No: 04-CL-5306
IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PLAN OF COMPROMISE AND ARRANGEMENT OF STELCO INC., AND OTHER APPLICANTS LISTED IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED

ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
Proceeding commenced at TORONTO
ORDER
(in respect of the New Secured FRNs)
McCarthy Tétrault LLP
Barristers and Solicitors
Suite 4700, Toronto Dominion Bank Tower
Toronto ON M5K 1E6
Michael E. Barrack LSUC #21941W
Tel: (416) 601-7894
Fax: (416) 868-0673
James D. Gage LSUC #34676I
Tel: (416) 601-7539
Fax: (416) 868-0673
Geoff R. Hall LSUC #34701O
(416) 601-7856
Fax:(416) 868-0673
Solicitors for the Applicants
TDO-TIE #8699128 v.1

Court File No. 04-CL-5306
IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF A PROPOSED PLAN OF COMPROMISE OR ARRANGEMENT WITH RESPECT TO STELCO INC. AND THE OTHER APPLICANTS LISTED IN SCHEDULE “A”
APPLICATION UNDER THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED

ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST
Proceeding Commenced at TORONTO
MOTION RECORD
(motion for an order in respect of the New Secured
FRNs, returnable March 28, 2006)
McCarthy Tétrault LLP
Box 48, Suite 4700
Toronto Dominion Bank Tower
Toronto, ON M5K 1E6
Michael E. Barrack
Tel. 416 601-7894
Fax 416 868-0673
Law Society No. 21941W
James D. Gage
Tel. 416 601-7539
Fax 416 868-0673
Law Society No. 34676I
Geoff R. Hall
Tel. 416 601-7856
Fax 416 868-0673
Law Society No. 34701O
Solicitors for the Applicants
4078872 vl